SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 24, 1998



                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         000-23173                    52-1973990
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


              7500 Greenway Center Drive, Greenbelt, Maryland 20770
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 486-0400


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 2. Acquisition or Disposition of Assets.

     On July 24, 1998, OAO Technology Solutions, Inc., a Delaware corporation (the "Company"), announced by a press release that it had consummated the acquisition of all of the outstanding capital stock (the "Acquisition") of OAO Services, Inc., a District of Columbia corporation ("OAO Services"), pursuant to the Stock Purchase Agreement dated as of July 24, 1998 (the "Stock Purchase Agreement") among the Company, OAO Services, OAO Corporation ("OAOC") and William R. Hill ("Hill," and together with OAOC, the "Stockholders"), which Acquisition was effective as of 12:00 a.m. E.D.T. on July 1, 1998 (the "Effective Time"). Prior to the consummation of the Acquisition (the "Closing"), OAO Services was a majority-owned subsidiary of OAOC. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Pursuant to the terms of the Stock Purchase Agreement, the purchase price payable by the Company to the Stockholders in connection with the Acquisition includes (i) cash in the amount of $2,305,000 (the "Cash Payment") subject to downward adjustment based on a post-closing audit (the "Audit") of and certain adjustments (the "Purchase Price Adjustments") to be made to OAO Services' balance sheet as of the Effective Time relating to the repayment of intercompany receivables by OAOC to OAO Services and a cash contribution by OAOC to OAO Services with respect to OAO Services' net equity, (ii) the payment by the Company to Sanwa Business Credit Corporation ("Sanwa") of $4,561,000 to retire the portion of outstanding debt under a financing agreement among Sanwa, OAOC, OAO Services and a wholly-owned subsidiary of OAOC (the "OAOC Financing Agreement") which was secured by the outstanding accounts receivable of OAO Services and assumed by the Company in the Acquisition, and (iii) earn-out payments up to a maximum aggregate amount of $5,000,000, as more fully described below. A portion of OAOC's share of the Cash Payment in the amount of $1,100,000 was paid by the Company at the Closing directly to Sanwa in partial repayment of outstanding borrowings of OAOC under the OAOC Financing Agreement. The balance of the Cash Payment has been retained by the Company until the completion of the Audit and the determination of the Purchase Price Adjustments described above, at which time the remaining balance of the Cash Payment, if any, will be paid to the Stockholders or credited against amounts owed by them to the Company. With respect to the earn-out payments, the Stock Purchase Agreement provides that the Company will make additional cash payments to the Stockholders in amounts equal to 10% of the Company's Pre-Tax Profit (as defined in the Stock Purchase Agreement) in excess, if any, of $2,000,000 (which amount is subject to annual increases based on increases in the outstanding shares of common stock of the Company), for the three years ending December 31, 1999, 2000 and 2001. The aggregate of all earn-out payments under the Stock Purchase Agreement will not exceed $5,000,000, and each earn-out payment will be payable by the Company on the 90th business day after the Company's receipt of its audited financial statements for the year for which such payment is to be made.

     The consideration payable by the Company for the Acquisition was negotiated at arms' length among the parties to the Stock Purchase Agreement. In deriving the consideration, the Company considered, among other things, the financial condition of OAO Services and its business, operations and earnings prospects. The Company used existing cash balances for the payments at Closing aggregating $5,661,000 and expects to use existing cash for the remaining portion of the Cash Payment, if any.

     Hill is the former Chief Executive Officer of the Company and is a member of the Company's Board of Directors. Cecile D. Barker ("Barker"), the Chairman of the Board of Directors and Chief Executive Officer of OAOC and the holder of 95% of OAOC's outstanding shares of capital stock, is the Vice Chairman of the Board of Directors of the Company, owns approximately 20% of the outstanding shares of common stock of the Company and is the Company's second largest stockholder. Lt. Gen. Emmett Paige, Jr., the President and Chief Operating Officer of OAOC, is a member of the Company's Advisory Council Board.

     Pursuant to the terms of an Option Cancellation Agreement dated as of July 11, 1997 among the Company, Safeguard Scientifics (Delaware), Inc. ("Safeguard"), OAOC, OAO Services, Barker and Hill, the Company and Safeguard were each to receive from OAOC one-half of (i) the greater of $1,000,000 or an amount equal to the lesser of $3,000,000 or three percent of the total sales price from the sale of both OAOC and OAO Services which occurred



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prior to April 8, 2000, (ii) the greater of $1,000,000 or an amount equal to the lesser of $2,000,000 or three percent of the total sales price from any sale of OAOC which occurred prior to April 8, 2000 and at such time that OAO Services was not an affiliate of OAOC, (iii) the greater of $1,000,000 or an amount equal to the lesser of $3,000,000 or three percent of the market capitalization of OAOC if OAOC consummated an initial public offering of its equity securities prior to April 8, 2000 (an "OAOC IPO"), or (iv) the greater of $1,000,000 or an amount equal to the lesser of $2,000,000 or two percent of the market capitalization of OAOC if OAO Services was no longer affiliated with OAOC at the time of the OAOC IPO. As a condition to and contemporaneously with the Stock Purchase Agreement, the parties to the Option Cancellation Agreement entered into an Amendment to Option Cancellation Agreement terminating the rights of the Company and Safeguard to such payment upon the events described in the preceding sentence.

     This Form 8-K contains statements that are forward-looking statements within the meaning of applicable federal securities laws regarding the consideration paid and payable by the Company for the Acquisition. Such forward-looking statements are based, in part, upon the Company's current expectations and assumptions that are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

     The financial statements for OAO Services will be filed with the Securities and Exchange Commission (the "Commission") by amendment to this Form 8-K within the time period required for such filing.

(b)  Pro Forma Financial Information (unaudited).

     The pro forma financial information for the Company and OAO Services will be filed with the Commission by amendment to this Form 8-K within the time period required for such filing.

(c)  Exhibits.

     2.1* Stock Purchase Agreement, dated July 24, 1998, among the Company, OAO Services, Inc., OAO Corporation and William R. Hill.

     99.1*    Press Release dated July 24, 1998.

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*    Filed herewith.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OAO TECHNOLOGY SOLUTIONS, INC.



Date:  August 6, 1998                   By: /s/ Gregory A. Pratt
                                            ------------------------------------
                                            Gregory A. Pratt
                                            Chief Executive Officer



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                                  Exhibit Index
                                  -------------


Exhibit                                                                    Page
-------                                                                    ----

2.1*   Stock Purchase  Agreement,  dated July 24, 1998, among the
       Company,  OAO Services,  Inc., OAO Corporation and William
       R. Hill.

99.1*  Press Release dated July 24, 1998.

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*    Filed herewith.



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